Exhibit 10.10

TRUEYOU.COM INC.
501 Merrit Seven
Norwalk, CT 06851

May 4, 2007

Scott J. Giordano
Loeb & Loeb LLP
345 Park Avenue
New York, New York 10154
Direct Dial:  (212) 407-4104
Fax:  (212) 407-4990

RE:	TrueYou.Com Inc. – Escrow Release
Gross Escrow Deposit: $25,900,000

Dear Mr. Giordano:

          These instructions are given to you pursuant to a Funds Escrow Agreement among TrueYou.Com Inc. (the “Company”), Laurus Master Fund, Ltd. and Loeb & Loeb LLP as Escrow Agent. Subject to the terms set forth below, you are instructed to disburse $25,900,000 of the investor’s funds received by you to and on the Company’s behalf as follows:

Disbursements to the Company

          1. $4,000,000.00 to TrueYou.Com Inc. pursuant to the following wire instructions:

Bank Name:	Citibank
8750 Doral Blvd
Miami, FL 33178-2402
ABA Number:	266086554
Account Name:	Advanced Aesthetics, Inc.
Account Number:	3200305113

Disbursements to the Purchaser

          2. $8,069,243.39 to Laurus Master Fund (for interest payments under the Note) pursuant to the following wire instructions:

Bank:	North Fork Bank
New York, NY 10022
ABA Number:	021-407912
For Credit to:	Laurus Master Fund - TUYU
Account Number:	2704058102

          3. $12,912,256.61 to TrueYou.Com Inc. (for future working capital under the Amended and Restated Term Note) pursuant to the following wire instructions:

Bank:	North Fork Bank
New York, NY 10022
ABA Number:	021-407912
For Credit to:	Restricted - TrueYou
Account Number:	2704050470

Disbursements to the Purchaser’s Representatives

          4. $906,500.00 – Laurus Capital Management, L.L.C. (closing payment), pursuant to the following wire instructions:

Bank:	North Fork Bank
New York, NY 10022
ABA Number:	021407912
For Credit to:	Laurus Capital Management, LL.C.
Account Number:	2774045278

          5. $10,000.00 – Laurus Capital Management, L.L.C. (Due diligence and structuring expenses), pursuant to the following wire instructions:

Bank:	North Fork Bank
New York, NY 10022
ABA Number:	021407912
For Credit to:	Laurus Capital Management, LL.C.
Account Number:	2774045278

          6. $2,000 – Loeb & Loeb LLP (for escrow agent fee), pursuant to the following wire instructions:

Bank:	Citibank, N.A.
ABA No:	021000089
Acct. No.:	02674308
Reference:	Laurus Escrow Arrangement

Very truly yours,

TRUEYOU.COM INC.

By:

Name:
Title: